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                        FIRST CHOICE EXECUTIVE SUITES,
                                  (A SUB LEASE)

1.     PARTIES

This Lease, dated, June 1, 1999 for reference purposes only, is made by and between LJMG, Inc. dba First Choice Executive Suites, hereinafter called "LJMG" and BoysToys.com, Inc. hereinafter called "Tenant".

2.     PREMISES

LJMG does hereby Lease to Tenant and Tenant hereby leases from LJMG that certain office space known as #228 (herein called "premises") as delineated on the attached floor plan as Exhibit A on the 2nd floor of the Merrill Lynch Building at 7825 Fay Avenue, Suite 200, La Jolla, California 92037. This Lease is subject to the terms, covenants and conditions set forth herein and Tenant covenants, as a material part of the consideration for this Lease, to keep and perform each and all of these terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance.

3.     TERM

The term of this Lease shall be 3 months commencing on the 1st day of June, 1999. The term shall renew at maturity as specifically specified in 9. Option to Extend, unless one party serves unto the other, a required sixty-day written notice to terminate. Such term and any extension given with the express written consent of LJMG, is hereinafter called "term".

4.     ENTRY BY LANDLORD

LJMG has the right at any time, and upon reasonable notice, to enter the premises to inspect them, to provide services to be furnished by LJMG, to make repairs and alterations to the premises or other adjacent property of LJMG and to show the premises to prospective tenants of the premises or prospective purchasers of LJMG.

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5.     POSSESSION

If LJMG, for any reason whatsoever, cannot deliver possession of the premises to the Tenant at the commencement of the term, LJMG will not be liable for any resulting damage, nor will this Lease be affected, except that Tenant will not have to pay the rent (as hereafter defined) until LJMG can deliver possession. No such failure of LJMG to deliver possession shall in any way affect or extend the expiration date of the term of this Lease. In the event that LJMG should permit Tenant to occupy the premises prior to the commencement date of the term, such occupancy will be subject to all of the provisions of this Lease, including, but not limited to, payment of rent at the rate provided in section 6, but shall not advance the termination date of the term.

6.     RENT

Tenant agrees to pay to LJMG a base rent of SEVENTEEN HUNDRED Dollars and 10/100 Dollars ($1,700.10) per month*, for the premises. Rent shall be payable monthly in lawful money of the United States, and shall be DUE AND PAYABLE IN ADVANCE ON THE FIRST DAY OF THE MONTH BEFORE 5:00 PM. Your rent is critical! No excuses will be accepted for non-payment. FAILURE TO PAY RENT AS STATED BELOW, AT THE LOCATION INDICATED IN THIS LEASE, WILL RESULT IN IMMEDIATE TERMINATION OF THIS RENTAL AGREEMENT AND EVICTION. Rent can be paid by check unless any check is returned unpaid for any reason. Afterwards, rent can only be paid by money order or cash.

*RENT IS DUE ON THE FIRST OF THE MONTH AND IS CONSIDERED LATE IF NOT PAID BY 4:00 P.M. ON THE 5TH OF THE MONTH. AFTER WHICH LATE CHARGES AS BELOW WILL BE INCURRED.

The rent for the first month of this Lease shall be paid upon execution of this Lease. If the term does not commence on the first day of the month, rental for the first fraction of the month shall be prorated and shall be payable together with the first full month's rent. The rent shall be payable to LJMG and shall be paid to the manager's office or to any agent designated in writing by LJMG on the first day of the month for which such fee is due, without any deduction or offset and without any notice or demand. A 3-Day Notice to Pay or Quit will be served on the 6th of the month if payment is not received by the 5th. Tenant shall pay a late charge of five percent (5%) of any amount that is due hereunder, provided that said late charge shall not be less than $5.00. LJMG and Tenant agree that such late charges are fair and reasonable compensation for costs incurred by LJMG where there is default in payment under this Lease. Such costs are extremely difficult to estimate and ascertain, but such costs include processing and accounting charges. Notwithstanding payment of such late charge, Tenant shall not be excused from any default nor shall there by any waiver of any default by LJMG under this Lease. There is a $25.00 fee for any returned check, plus applicable bank charges. There is a $195.00 reinstatement fee if service has been discontinued due to non-payment or late payment of rent or

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charges.

7.     SECURITY DEPOSIT

Upon the execution of this Lease, Tenant shall deposit with LJMG or its agent NINETEEN HUNDRED AND SEVENTY DOLLARS and 00/100 Dollars ($1,970.00), as security, for the full and faithful performance of each and every term, condition, covenant and provision of this Lease on Tenant's part to be performed. In the event Tenant defaults in the performance of any of the terms hereof, or abandons the premises, LJMG may use, apply or retain the whole or any part of such security for the payment of any rent or any other payment to be made by Tenant hereunder which is in default or of any other sum which LJMG may spend or be required to spend by reason of Tenant's default. If Tenant, at the end of the term hereof, has fully and faithfully complied with all of the terms and provisions of this Lease, the security, or any balance thereof, shall then be returned to Tenant. Tenant shall not be entitled to interest on any such security deposit. Should LJMG be required to resort to the security deposit as a result of default by Tenant hereunder and should Tenant continue to occupy the premises after such default, Tenant agrees to deposit such funds as are necessary to replenish the security deposit to the amount herein contained within ten (10) days of receipt from LJMG of written notice of the amount required to so replenish such deposit.

8.     USE

Tenant shall use the premises for general office purposes and to house Tenants phone systems and for no other purpose without the prior written consent of LJMG. Tenant agrees that Tenant will not offer or use the premises to provide to others services provided by LJMG to LJMG's tenants, or make or permit any use of the premises which is forbidden by law or regulation, may be hazardous or unsafe, may invalidate or increase the premium of any policy of insurance carried by LJMG or may tend to impair the character, reputation, appearance or operation of the premises. Tenant shall not do or permit anything to be done in or about the premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the building or injure or annoy them or use or allow the premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the premises. Tenant shall not commit or suffer to be committed any waste in or about the premises.

9.     OPTIONS TO EXTEND

Tenant shall have the option to rent Suite #228 for an additional 9 months at the rate of

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$1710.00. Tenant will inform Landlord on or before July 1, 1997, whether Tenant will exercise this option otherwise this extension will be automatically in effect.

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10.    SERVICES

For the time the lease is in effect and, provided there are no defaults thereof, LJMG agrees to make available access to the following services, at the stated monthly fixed charge. All services not contracted for monthly shall be charged at the then published rates schedule on a pay as needed basis.

PHONE LINE & EQUIPMENT RENTAL (1).......................................$140.00
VoiceMail (2)...........................................................Included
Telephone Secretary (unlimited in-coming calls).........................Included
Modem/Fax Line (1)......................................................$30.00
Conference Room Rental (4 Hours per month)..............................Included
 (Each additional hour is $20.00. billed in 15 minutes increments)
Reception Services......................................................Included
Parking (2 spaces)......................................................$100.00
          TOTAL MONTHLY CONTRACT........................................$270.00
                                                                        =======

Tenant contracts for the above services for the duration of this lease. All other services are excluded from the service contract and shall be charged at the then published price schedule. Total Service Contract charges for purpose of this lease will be considered additional rent, and are due on the first day of the month before 4:00 p.m. (refer to Article 6., Rent).

10a.   SETUP & INSTALLATION

A one-time Setup & Installation fee in the amount of $635.00, as well as all other charges noted on the accompanying Opening Invoice, will be paid to LJMG by Tenant upon execution of this Lease Agreement.

Setup & Installation fee is non-refundable and includes, but is not limited to telephone installation, messaging system setup, credit verification and administrative functions as required to process Lease Agreement and related paperwork.

11.    ALTERATIONS, ADDITIONS AND REPAIRS

Except as may be expressly provided in this Lease, LJMG has made no promise to alter or improve the premises nor has any representation been made concerning the condition thereof. By taking possession of the premises, Tenant acknowledges that they are in good, sanitary order, condition and repair and shall not place a load upon any floor of the premises which exceeds the

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load per square foot which such floor was designed to carry and which is allowed by law. Tenant shall not mark, or drive nails, screw or drill into, the partitions, woodwork or plaster or in any way deface such premises or any part thereof except as may be reasonably required to install or hang decorative items. Tenant shall make no alterations or additions to the premises without LJMG's prior written consent. Tenant shall return the premises at the end of the term in as good condition and repair as when Tenant received the premises, normal wear and tear excepted.

LJMG may, but is not required to, make repairs or replacement required due to Tenant's use of facility not consistent with normal wear and tear and Tenant shall pay to LJMG all costs and expenses thereof upon demand. Upon termination of this Lease, whether upon expiration of the term hereof or sooner.

12.    ASSIGNMENT AND SUBLETTING

Neither Tenant nor anyone claiming by, through or under Tenant shall mortgage or assign this Lease or sublet the premises or any part thereof or permit the use of the premises by any person other than Tenant or employees or independent contractor hired by Tenant, without the prior written consent of LJMG, which consent shall not be unreasonably withheld. A consent to one assignment, subletting, occupation or use by any person other than Tenant shall not be deemed to be consent to any subsequent assignment, subletting, occupation or use by another person.

13.    HOLD HARMLESS

Tenant shall indemnify and hold LJMG harmless against and from any and all claims arising from use of the premises for the conduct of business or from any activity, work or other thing done, permitted or suffered in or about the building, and shall further indemnify and hold harmless LJMG against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from all and against all costs, attorney's fees, expense and liabilities incurred in or about any such claim or any action or proceeding brought thereon, and, if any case, action or proceeding be brought against LJMG by reason of any such claim, Tenant upon notice from LJMG shall defend the same at Tenant's expense.

Landlord shall indemnify and hold Tenant harmless against and from any and all claims arising from Landlord's conduct of business or from any activity, work or other thing done, permitted or suffered by Landlord in or about the building, and shall further indemnify and hold harmless Tenant against and from any and all claims arising from any act or negligence of Landlord, or any officer, agent, employee, guest, or invitee of Landlord, and from all and against all costs, attorney's fees, expense and liabilities incurred in or about any such claim or action or proceeding brought thereon, and, if in any case, action or proceeding be brought against Tenant by reason of

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any such claim, Landlord upon notice from Tenant shall defend the same at
Landlord's expense.

The Tenant hereby assumes all risk of damage to property or injury to persons, in, upon or about the premises (refer to Article 2), from any cause other than LJMG's negligence, and Tenant hereby waives all claims in respect thereof against LJMG. LJMG or its agents shall not be liable for any damage to property entrusted to employees of the building, nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, building or from the pipes, appliances or plumbing works therein or from the roof, street, or subsurface or from any other place resulting from dampness or from any other cause whatsoever, unless caused by or due to the negligence of LJMG, its agents, servants or employees. Further, LJMG shall not be liable for loss of business by Tenant, nor shall LJMG be liable for any latent defect in the premises in the premises or in the building. Tenant shall give prompt notice to LJMG in case of fire or accidents in the premises or in the building or of defects therein or in the fixtures or equipment.

14.    LIABILITY INSURANCE

Tenant shall, at Tenant's sole expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance, with bodily injury and property damage aggregate limits in an amount not less than three hundred thousand dollars ($300,000), insuring LJMG and Tenant against any liability arising out of the use, occupancy or maintenance of the premises and all areas that are appurtenant thereto. The limit of said insurance shall not, however, limit the liability of Tenant hereunder.

15.    UTILITIES

Provided Tenant shall not be in default as set forth in articles 6 and 18 hereunder, LJMG agrees to furnish in reasonable quantities based on recognized normal business hours of 7:30 a.m. to 5:30 p.m., on generally recognized business days and subject to the rules and regulations of the building, electric current for lighting and normal office use only, common restroom facilities with hot and cold water, heating and/or air conditioning. LJMG will provide the aforementioned utilities as provided in its master lease agreement at no additional cost to tenant if use does not exceed the provisions discussed in this paragraph above. LJMG shall not be liable to Tenant for any damage or failure to furnish such services, as specified above, when such failure is caused by breakage, repairs, strikes, lockouts, or by any other cause, similar or dissimilar, beyond the reasonable control of LJMG.

IF, AT ANY TIME DURING THE TERM OF THIS LEASE, TENANT DECIDES WITH LJMG'S APPROVAL, TO BRING IN HIS/HER OWN COPIER, TENANT WILL BE CHARGED $50.00 PER MONTH FOR ADDITIONAL SDG&E CHARGES, TO BE INCLUDED IN THE SERVICES AS OUTLINED IN PARAGRAPH 10.

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* Janitorial service is included as part of the tenancy & Monday-Friday.

16.    USE OF ADDRESS

Subject to the provisions of this section (16), Tenant is hereby authorized to use the address of LJMG as Tenant's business address. In the event that this Lease terminates or any or all charges are not kept current, LJMG may terminate Tenant's right to use the address. LJMG agrees that for a period of thirty (30) days after notification to Tenant or termination of this Lease, LJMG will, at no charge to Tenant, either (i) hold Tenant's mail at the premises or (ii) return all mail to sender. LJMG further agrees to hold all such mail beyond the thirty
(30) day period, and for such period as Tenant elects, provided that Tenant pays to LJMG a monthly service fee. Landlord permits Tenant's use of address in Yellow Page Advertisement.

17.    EMPLOYEES

Tenant recognizes that LJMG, in order to provide services to Tenant and other lessees similar to Tenant, must expend significant time and money in training LJMG employees. Tenant, therefore, agrees that during the term of this Lease and for six (6) months after its termination, Tenant will not offer employment to or hire any employee currently employed with LJMG, any former employee that has previously terminated their relationship with LJMG for a period of not less than 120 days. Unless Tenant obtains an express written waiver from LJMG of the provisions of this section, Tenant shall be liable to LJMG for damages in the sum of twenty-five percent (25%) of the annual compensation of any employee, or former employee hired by Tenant in violation of this paragraph. LJMG will provide a list of current and former employees to Tenant prior to Lease signature and thereafter when changes in LJMG employees occur. Tenant and LJMG agree that this provision for liquidated damages is reasonable and the actual damage that would be sustained by LJMG as the result of failure to honor this paragraph would be, from the nature of the case, impracticable or extremely difficult to fix.

18.    DEFAULT

The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant.

       (i) The failure of Tenant to comply with all laws, and other requirements regulating the

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             conduct of Tenant's business;

       (ii) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder as and when due, where such failure shall continue for a period of three (3) days after written notice thereof by LJMG to Tenant;

       (iii) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, where such failure shall continue for a period of thirty
             (30) days after written notice thereof by LJMG to Tenant or;

       (iv)  The abandonment of the premises by Tenant.

19.    REMEDIES IN DEFAULT

In the event of any default with cure periods provided in paragraph 18 above, or breach by Tenant, LJMG may at any time thereafter, with or without notice or demand and without limiting LJMG in the exercise of a right or remedy which LJMG may have by reason of such default or breach:

19(a). Terminate Tenant's right to possession of the premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the premises to LJMG. In such an event, LJMG shall be entitled to recover from Tenant all damages incurred by LJMG by reason of Tenant's default including, but not limited to, the cost of recovering possession of the premises; expenses of reletting, including necessary renovation and alteration of the premises; reasonable attorney's fees; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided. Unpaid installments of rent or other sums shall bear interest from the date due at the allowable maximum rate provided by law. In the event Tenant shall have abandoned the premises, LJMG shall have the option of (a) taking possession of the premises and recovering from Tenant the amount specified in this paragraph, or (b) proceeding under the provisions of the following subsection 19(b).

19(b). Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the premises. In such an event, LJMG shall be entitled to enforce all of LJMG's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

19(c). Pursue any other remedy now or hereafter available to LJMG under the laws or judicial decisions of the State of California.

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20.    HOLDING OVER

Should Tenant continue in possession of the premises after expiration or any other termination of the term and without LJMG written consent, such possession shall be under the provisions of this Lease, except that such occupancy shall be a tenancy from month to month at a rental in an amount equal to 150% of the last monthly rental, plus all other charges payable hereunder, shall continue at such rate until possession is surrendered, and shall be governed by all other terms herein applicable to a month to month tenancy. LJMG shall be entitled to exercise all remedies available to LJMG on account of such continued possession, and Tenant's obligation to pay rent and all other charges payable hereunder shall be in addition, and without prejudice, to such remedies.

21.    BUILDING MASTER LEASE

Tenant hereby acknowledges that LJMG is a Tenant pursuant to a Master Lease with Manufacturers Life Insurance Company dated January 1, 1994, with respect to the premises herein leased. A copy of the building rules and regulations are contained in Exhibit B. Tenant understands the occupancy of the premises is subject to, in addition to this Lease, the provisions of the Master Lease. Tenant will comply with all rules, regulations and requirements of the building in which the premises are located and with other reasonable rules and regulations established by LJMG and relating to the premises and Tenant's use thereof. LJMG will have no responsibility to Tenant for violation of any Lease provisions or rules and regulations by any other Tenant of LJMG. Termination of the Master Lease will terminate this Lease and all of LJMG's obligation hereunder.

22.    ATTORNEY'S FEES

In the event of any legal action or proceeding by Tenant or LJMG against the other under the terms of this Lease, the prevailing party shall be entitled to recover all expenses and costs, including reasonable attorneys' fees and costs of appeal, if any.

23.    NOTICE

All notices by Tenant or LJMG to the other must be in writing. Notices to Tenant will be considered given if delivered personally to Tenant or one of Tenant's officers or mailed by registered or certified mail, postage prepaid, addressed to Tenant at the address appearing below Tenant's signature herein. Notices to LJMG will be considered given if personally delivered to the Owner or Leasing Manager, mailed by registered or certified mail, postage prepaid, to LJMG at LJMG's address set forth below signature herein. Either party may change the address to

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which it is to receive notice hereunder by designating such new address in writing pursuant to the provisions of this section 23.

24.    SUCCESSORS AND ASSIGNS

All the terms, covenants and conditions of this Lease shall inure to the benefit of and be binding upon the successors and assigns of LJMG and, subject to the restrictions on assignment herein contained, the successors and assigns of Tenant to the same extent that said terms, covenants and conditions inure to the benefit of and are binding upon LJMG and Tenant respectively.

25.    TIME

Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

26.    SEPARABILITY

The invalidity or unenforceability of any provision hereof shall not affect or impair the validity of any other provision. No waiver of any default of tenant shall be implied by any failure of LJMG to take action with respect to such default.

27.    TELEPHONE SYSTEM

Landlord shall provide Tenant access to a telephone system and telephone devices. The number and nature of telephone devices to be installed upon the demised premises shall be determined by Landlord. It shall be Landlord's responsibility to obtain and install such telephone devices and provide access to the telephone system servicing the building. In consideration therefore, Tenant shall pay to Landlord an installation, set-up and programming fee as delineated in 10a. Tenant shall pay to Landlord monthly rental and service charges unless specifically included in the rent. Such sums shall be paid by Tenant to Landlord on the first day of the month before 4:00 p.m., after Landlord submits to Tenant a statement, in writing, setting forth the amount of such fees and charges. Upon notice from Tenant, Landlord shall refer the new telephone number for 30 days at no charge, after which Landlord can continue to provide a forwarding number at $60.00 per month.

28.    SALE, LEASE OR ASSIGNMENT OF LJMG

The term "Landlord" as used in this Lease, means only the owner for the time being of the right

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to possession of the 2nd Floor of the Merrill Lynch Building, so that in the event of any sale or transfer or transfers of the 2nd Floor or the making of any lease or leases thereof, or the sale or the transfer or transfers or the assignment or assignments of any such lease or leases, previous landlords shall be and hereby are relieved of all covenants and obligations of Landlord hereunder. It shall be deemed and construed without further agreement between the parties, or their successors in interest, or between the parties and the transferee or acquiror, at any such sale, transfer or assignment, or lessee on the making of such lease, that the transferee, acquiror or lessee has assumed and agreed to carry out any and all of the covenants and obligations of the Landlord hereunder to Landlord's exoneration, and Tenant shall thereafter be bound to and shall attorn to such transferee, acquiror or lessee, as the case may be, as Landlord under this Lease.

29.    PRIOR AGREEMENTS

This agreement supersedes any prior agreement and embodies the entire agreement between Tenant and LJMG relative to its subject matter, and may not be modified, changed or altered in any way except in writing signed by each of the parties. This Lease shall be interpreted and enforced in accordance with the Laws of the State of California.

30.    RECOVERING COSTS BEYOND LANDLORD'S CONTROL

If services included in the rent determined by outside vendors or governmental agencies increase (for example parking), Landlord reserves the right to pass the increase through to Tenant by Notifying Tenant with a written 30 day notice.

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31.    SPECIAL PROVISIONS

By insertion of Exhibit listings in the following space provided in this section, Landlord and Tenant acknowledge that Exhibits listed are attached hereto and made a part hereof. If nothing is set forth in the following space provided in this section, it is conclusive that no additional provisions or Exhibits are part of this Lease.

The following listing of Exhibits are considered a part of this Lease
Agreement: EXHIBIT "A", FLOOR PLAN; EXHIBIT "B", RULES AND REGULATIONS; EXHIBIT "C", PAYMENT TERMS; EXHIBIT "D", PRICE LIST. INITIAL FOR RECEIPT OF EXHIBITS.

LANDLORD                                   TENANT
LJMG, INC.,                                BoysToys.com, Inc.
a California corporation

Address:           7825 Fay Avenue         Address:      7825 Fay Avenue, Suite
                   Suite 200                             La Jolla, CA 92037
                   La Jolla, CA 92037


BY: /s/ Catharina M.L. Hamilton            BY: /s/ Ralph Amato
   -------------------------------------      ----------------------------------
        Catharina M.L. Hamilton            TITLE: CEO
        TITLE: Its President/CEO                 -------------------------------

                                           NAME:  Ralph Amato
                                                --------------------------------
                                                (Please Print)

DATE: 7/6/99                               DATE:  6-1-99
     -----------------------------------        --------------------------------

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